                    Merrill Lynch Special Value Fund, Inc.

  Supplement dated May 5, 2000 to the Prospectus and Statement of Additional Information dated July 22, 1999.

  Effective on or about May 5, 2000 Merrill Lynch Special Value Fund, Inc. will also do business as Mercury Small Cap Value Fund in connection with sales of Trust Interests in The College Achievement Plan SM (also known as the Wyoming Family College Savings Program), and also in connection with sales of interests in other qualified state tuition programs established pursuant to
Section 529 of the Internal Revenue Code of 1986, as amended.